UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-790

Fidelity Trend Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2003

Item 1. Reports to Stockholders

Fidelity®

Trend

Fund

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® Trend Fund	27.65%	2.94%	5.58%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Trend Fund on December 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ramin Arani, Portfolio Manager of Fidelity® Trend Fund

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

For the 12 months ending December 31, 2003, the fund's return was 27.65%, slightly underperforming the S&P 500® and the LipperSM Growth Funds Average, which returned 28.69% and 29.63%, respectively. The fund was helped by stock selection in telecommunication services and diversified financials. In contrast, performance was held back by stock selection in energy and capital goods. Merrill Lynch exemplified the fund's emphasis on the brokerage and investment banking industries. Along with the higher brokerage revenues accompanying a rising market, Merrill benefited from signs of revival in the mergers and acquisitions market. The share price of LM Ericsson - a telecom equipment provider - posted strong gains amid signs of firming demand due to deployment of third-generation (3G) wireless, high-speed DSL and wireless broadband networks. Pharmaceutical holding Merck was the fund's largest detractor versus the index and in absolute terms. The company was forced to abandon two drugs in late-stage development and also had to take a large inventory charge against earnings. Microsoft, the fund's largest holding at period end, struggled in 2003 due to investors' perception of the company as offering stable but unexciting earnings growth compared with other technology companies.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.7	3.5
General Electric Co.	3.1	3.2
Pfizer, Inc.	2.9	3.0
Citigroup, Inc.	2.5	2.6
Intel Corp.	2.1	1.4
Wal-Mart Stores, Inc.	2.0	2.5
American International Group, Inc.	2.0	1.8
Exxon Mobil Corp.	1.8	1.8
Cisco Systems, Inc.	1.6	1.4
Johnson & Johnson	1.5	1.8
	23.2
Top Five Market Sectors as of December 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	16.7
Financials	18.1	17.5
Health Care	13.1	15.9
Consumer Discretionary	11.4	9.5
Industrials	11.4	11.1
Asset Allocation (% of fund's net assets)
As of December 31, 2003*		As of June 30, 2003**
	Stocks 97.9%		Stocks and Equity Futures 96.8%
	Convertible Securities 0.4%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	2.5%	**Foreign investments	2.2%

Annual Report

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.3%
Automobiles - 0.5%
Ford Motor Co.	52,000	$ 832
General Motors Corp.	31,200	1,666
Harley-Davidson, Inc.	10,400	494
Toyota Motor Corp.	44,700	1,537
Toyota Motor Corp. ADR	1,900	131
		4,660
Hotels, Restaurants & Leisure - 1.4%
Carnival Corp. unit	22,300	886
GTECH Holdings Corp.	1,700	84
Hilton Hotels Corp.	27,100	464
International Game Technology	31,600	1,128
Kerzner International Ltd. (a)	34,300	1,336
Mandalay Resort Group	40,200	1,798
Marriott International, Inc. Class A	19,400	896
McDonald's Corp.	156,100	3,876
MGM MIRAGE (a)	12,100	455
Royal Caribbean Cruises Ltd.	37,700	1,312
		12,235
Household Durables - 0.0%
Champion Enterprises, Inc. (a)	52,100	365
Internet & Catalog Retail - 0.3%
eBay, Inc. (a)	36,300	2,345
Media - 5.3%
Belo Corp. Series A	48,000	1,360
Cablevision Systems Corp. - NY Group Class A (a)	81,400	1,904
Clear Channel Communications, Inc.	74,912	3,508
Comcast Corp.:
Class A (a)	68,914	2,265
Class A (special) (a)	11,300	353
EchoStar Communications Corp. Class A (a)	45,400	1,544
Fox Entertainment Group, Inc. Class A (a)	29,000	845
Gannett Co., Inc.	26,000	2,318
Hughes Electronics Corp. (a)	54,826	907
McGraw-Hill Companies, Inc.	3,800	266
News Corp. Ltd. sponsored ADR	10,032	303
Omnicom Group, Inc.	32,200	2,812
Pixar (a)	13,800	956
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	175,000	2,828
Time Warner, Inc. (a)	349,650	6,290
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Univision Communications, Inc. Class A (a)	17,300	$ 687
Viacom, Inc.:
Class A	21,350	945
Class B (non-vtg.)	229,950	10,205
Walt Disney Co.	242,700	5,662
		45,958
Multiline Retail - 0.6%
Federated Department Stores, Inc.	28,300	1,334
JCPenney Co., Inc.	50,300	1,322
Nordstrom, Inc.	75,900	2,603
Target Corp.	6,200	238
		5,497
Specialty Retail - 2.4%
AnnTaylor Stores Corp. (a)	57,400	2,239
Best Buy Co., Inc.	60,100	3,140
Circuit City Stores, Inc.	11,700	119
Foot Locker, Inc.	127,100	2,980
Gap, Inc.	42,100	977
Home Depot, Inc.	208,400	7,396
Lowe's Companies, Inc.	21,300	1,180
Staples, Inc. (a)	51,900	1,417
Williams-Sonoma, Inc. (a)	26,600	925
		20,373
Textiles Apparel & Luxury Goods - 0.8%
Coach, Inc. (a)	47,100	1,778
Jones Apparel Group, Inc.	15,700	553
Liz Claiborne, Inc.	11,400	404
NIKE, Inc. Class B	31,500	2,156
Polo Ralph Lauren Corp. Class A	43,300	1,247
VF Corp.	9,100	393
		6,531
TOTAL CONSUMER DISCRETIONARY		97,964
CONSUMER STAPLES - 9.7%
Beverages - 2.5%
Anheuser-Busch Companies, Inc.	73,600	3,877
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	117,170	$ 5,462
The Coca-Cola Co.	240,500	12,205
		21,544
Food & Staples Retailing - 3.0%
Costco Wholesale Corp. (a)	5,100	190
CVS Corp.	63,200	2,283
Kroger Co. (a)	77,100	1,427
Safeway, Inc. (a)	75,700	1,659
Sysco Corp.	63,400	2,360
Wal-Mart Stores, Inc.	322,100	17,087
Walgreen Co.	35,300	1,284
		26,290
Food Products - 0.8%
Dean Foods Co. (a)	24,450	804
H.J. Heinz Co.	35,100	1,279
Hershey Foods Corp.	10,300	793
Kellogg Co.	37,800	1,439
Smithfield Foods, Inc. (a)	18,100	375
The J.M. Smucker Co.	20,700	938
Wm. Wrigley Jr. Co.	21,600	1,214
		6,842
Household Products - 1.7%
Colgate-Palmolive Co.	13,900	696
Kimberly-Clark Corp.	28,600	1,690
Procter & Gamble Co.	114,300	11,416
The Dial Corp.	36,600	1,042
		14,844
Personal Products - 0.7%
Avon Products, Inc.	16,400	1,107
Gillette Co.	124,800	4,584
		5,691
Tobacco - 1.0%
Altria Group, Inc.	160,800	8,751
TOTAL CONSUMER STAPLES		83,962
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 5.9%
Energy Equipment & Services - 1.8%
BJ Services Co. (a)	53,700	$ 1,928
ENSCO International, Inc.	109,400	2,972
Halliburton Co.	39,900	1,037
National-Oilwell, Inc. (a)	54,400	1,216
Noble Corp. (a)	13,300	476
Pride International, Inc. (a)	177,400	3,307
Rowan Companies, Inc. (a)	105,800	2,451
Schlumberger Ltd. (NY Shares)	16,800	919
Varco International, Inc. (a)	8,900	184
Weatherford International Ltd. (a)	25,900	932
		15,422
Oil & Gas - 4.1%
Anadarko Petroleum Corp.	11,900	607
Apache Corp.	29,695	2,408
Burlington Resources, Inc.	42,600	2,359
ChevronTexaco Corp.	93,419	8,070
ConocoPhillips	76,968	5,047
Exxon Mobil Corp.	385,930	15,823
Occidental Petroleum Corp.	39,200	1,656
		35,970
TOTAL ENERGY		51,392
FINANCIALS - 18.1%
Capital Markets - 4.1%
Bank of New York Co., Inc.	93,000	3,080
Bear Stearns Companies, Inc.	12,000	959
Charles Schwab Corp.	77,000	912
Goldman Sachs Group, Inc.	29,400	2,903
J.P. Morgan Chase & Co.	172,080	6,320
Lehman Brothers Holdings, Inc.	34,600	2,672
Merrill Lynch & Co., Inc.	118,700	6,962
Morgan Stanley	152,800	8,843
Northern Trust Corp.	26,600	1,235
State Street Corp.	35,000	1,823
		35,709
Commercial Banks - 4.3%
Bank of America Corp.	102,600	8,252
Bank One Corp.	137,200	6,255
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Fifth Third Bancorp	21,100	$ 1,247
FleetBoston Financial Corp.	85,200	3,719
SunTrust Banks, Inc.	9,600	686
U.S. Bancorp, Delaware	136,900	4,077
Wachovia Corp.	93,123	4,339
Wells Fargo & Co.	144,400	8,504
		37,079
Consumer Finance - 1.1%
American Express Co.	122,800	5,923
MBNA Corp.	92,300	2,294
SLM Corp.	28,200	1,063
		9,280
Diversified Financial Services - 2.7%
CIT Group, Inc.	48,100	1,729
Citigroup, Inc.	436,077	21,167
		22,896
Insurance - 4.3%
ACE Ltd.	53,500	2,216
AFLAC, Inc.	51,600	1,867
Allstate Corp.	88,200	3,794
AMBAC Financial Group, Inc.	12,000	833
American International Group, Inc.	257,637	17,076
Hartford Financial Services Group, Inc.	45,200	2,668
Marsh & McLennan Companies, Inc.	20,100	963
MBIA, Inc.	16,000	948
MetLife, Inc.	76,600	2,579
Prudential Financial, Inc.	27,300	1,140
The Chubb Corp.	15,200	1,035
Travelers Property Casualty Corp. Class B	92,520	1,570
XL Capital Ltd. Class A	12,200	946
		37,635
Real Estate - 0.3%
CenterPoint Properties Trust (SBI)	18,800	1,408
Manufactured Home Communities, Inc.	22,000	828
Spirit Finance Corp. (c)	40,000	400
		2,636
Thrifts & Mortgage Finance - 1.3%
Countrywide Financial Corp.	14,717	1,116
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Fannie Mae	91,300	$ 6,853
Golden West Financial Corp., Delaware	13,100	1,352
Sovereign Bancorp, Inc.	92,200	2,190
		11,511
TOTAL FINANCIALS		156,746
HEALTH CARE - 13.1%
Biotechnology - 1.3%
Alkermes, Inc. (a)	30,400	410
Amgen, Inc. (a)	62,800	3,881
Angiotech Pharmaceuticals, Inc. (a)	26,000	1,193
Chiron Corp. (a)	15,500	883
Genentech, Inc. (a)	13,000	1,216
Genzyme Corp. - General Division (a)	13,400	661
Gilead Sciences, Inc. (a)	15,100	878
MedImmune, Inc. (a)	15,300	389
Millennium Pharmaceuticals, Inc. (a)	45,800	855
Seattle Genetics, Inc. (a)	60,700	521
		10,887
Health Care Equipment & Supplies - 1.8%
Alcon, Inc.	10,700	648
Bausch & Lomb, Inc.	9,300	483
Baxter International, Inc.	39,300	1,199
Becton, Dickinson & Co.	20,700	852
Biomet, Inc.	28,600	1,041
Boston Scientific Corp. (a)	42,000	1,544
Fisher Scientific International, Inc. (a)	10,200	422
Medtronic, Inc.	145,500	7,073
St. Jude Medical, Inc. (a)	16,100	988
Stryker Corp.	7,900	672
Wright Medical Group, Inc. (a)	16,200	493
		15,415
Health Care Providers & Services - 1.3%
Aetna, Inc.	9,200	622
AmerisourceBergen Corp.	11,500	646
Cardinal Health, Inc.	10,850	664
CIGNA Corp.	9,900	569
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A	43,200	$ 1,037
Lincare Holdings, Inc. (a)	17,400	523
Medco Health Solutions, Inc. (a)	24,400	829
PacifiCare Health Systems, Inc. (a)	22,500	1,521
Tenet Healthcare Corp. (a)	28,100	451
UnitedHealth Group, Inc.	57,300	3,334
WebMD Corp. (a)	150,800	1,356
		11,552
Pharmaceuticals - 8.7%
Abbott Laboratories	171,700	8,001
Bristol-Myers Squibb Co.	165,100	4,722
Eli Lilly & Co.	97,800	6,878
Forest Laboratories, Inc. (a)	24,100	1,489
Johnson & Johnson	256,400	13,246
Merck & Co., Inc.	191,900	8,866
Pfizer, Inc.	718,695	25,391
Pharmaceutical Resources, Inc. (a)	7,000	456
Pharmion Corp.	28,000	427
Schering-Plough Corp.	124,400	2,163
Watson Pharmaceuticals, Inc. (a)	9,100	419
Wyeth	87,800	3,727
		75,785
TOTAL HEALTH CARE		113,639
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.6%
Boeing Co.	71,400	3,009
EADS NV	81,500	1,932
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	52,200	1,829
General Dynamics Corp.	10,100	913
Goodrich Corp.	30,300	900
Honeywell International, Inc.	193,000	6,452
Lockheed Martin Corp.	27,200	1,398
Northrop Grumman Corp.	32,221	3,080
Precision Castparts Corp.	17,500	795
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Rockwell Collins, Inc.	14,600	$ 438
United Technologies Corp.	19,600	1,857
		22,603
Air Freight & Logistics - 0.9%
CNF, Inc.	12,500	424
United Parcel Service, Inc. Class B	102,500	7,641
		8,065
Airlines - 0.1%
JetBlue Airways Corp. (a)	15,166	402
Southwest Airlines Co.	20,500	331
		733
Building Products - 0.4%
American Standard Companies, Inc. (a)	26,300	2,648
Trex Co., Inc. (a)	11,200	425
		3,073
Commercial Services & Supplies - 0.7%
Cendant Corp. (a)	49,800	1,109
Central Parking Corp.	92,400	1,380
Corinthian Colleges, Inc. (a)	12,000	667
Roto-Rooter, Inc.	8,800	406
Strayer Education, Inc.	7,000	762
Waste Management, Inc.	63,900	1,891
		6,215
Electrical Equipment - 0.1%
American Power Conversion Corp.	19,800	484
Industrial Conglomerates - 4.3%
3M Co.	51,100	4,345
General Electric Co.	854,900	26,485
Tyco International Ltd.	233,600	6,190
		37,020
Machinery - 1.6%
Astec Industries, Inc. (a)	6,300	77
Caterpillar, Inc.	27,200	2,258
Cummins, Inc.	19,400	949
Danaher Corp.	9,200	844
Eaton Corp.	15,100	1,630
Ingersoll-Rand Co. Ltd. Class A	38,500	2,613
ITT Industries, Inc.	31,600	2,345
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Manitowoc Co., Inc.	33,100	$ 1,033
Navistar International Corp. (a)	9,800	469
Pall Corp.	18,000	483
Parker Hannifin Corp.	10,200	607
Timken Co.	21,900	439
		13,747
Road & Rail - 0.5%
CSX Corp.	22,200	798
Overnite Corp.	1,300	30
Union Pacific Corp.	51,600	3,585
		4,413
Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	8,300	393
TOTAL INDUSTRIALS		96,746
INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 2.8%
Alcatel SA sponsored ADR (a)	96,500	1,240
Avaya, Inc. (a)	121,100	1,567
CIENA Corp. (a)	133,100	884
Cisco Systems, Inc. (a)	555,000	13,481
Comverse Technology, Inc. (a)	71,700	1,261
Corning, Inc. (a)	52,700	550
Juniper Networks, Inc. (a)	15,100	282
Motorola, Inc.	190,500	2,680
QUALCOMM, Inc.	26,700	1,440
Scientific-Atlanta, Inc.	24,500	669
Sonus Networks, Inc. (a)	30,400	230
Telefonaktiebolaget LM Ericsson ADR (a)	24,600	435
		24,719
Computers & Peripherals - 3.1%
Dell, Inc. (a)	198,100	6,727
Diebold, Inc.	3,000	162
EMC Corp. (a)	183,500	2,371
Hewlett-Packard Co.	248,600	5,710
Hutchinson Technology, Inc. (a)	100	3
International Business Machines Corp.	90,700	8,406
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Lexmark International, Inc. Class A (a)	36,500	$ 2,870
Network Appliance, Inc. (a)	23,200	476
		26,725
Electronic Equipment & Instruments - 1.0%
Amphenol Corp. Class A (a)	41,100	2,628
AU Optronics Corp. sponsored ADR	68,500	817
Avnet, Inc. (a)	44,600	966
CDW Corp.	17,000	982
Flextronics International Ltd. (a)	60,700	901
Ingram Micro, Inc. Class A (a)	26,400	420
Sanmina-SCI Corp. (a)	63,500	801
Solectron Corp. (a)	106,700	631
Vishay Intertechnology, Inc. (a)	21,000	481
		8,627
Internet Software & Services - 0.4%
j2 Global Communications, Inc. (a)	15,800	391
Lastminute.com PLC sponsored ADR (a)	36,300	735
Yahoo!, Inc. (a)	48,200	2,177
		3,303
IT Services - 1.3%
Affiliated Computer Services, Inc. Class A (a)	34,500	1,879
Anteon International Corp. (a)	38,800	1,399
BearingPoint, Inc. (a)	90,700	915
Cognizant Technology Solutions Corp. Class A (a)	38,500	1,757
Computer Sciences Corp. (a)	22,900	1,013
Concord EFS, Inc. (a)	50,700	752
First Data Corp.	57,300	2,354
Hewitt Associates, Inc. Class A (a)	2,100	63
Paychex, Inc.	13,100	487
Titan Corp. (a)	39,800	868
		11,487
Office Electronics - 0.2%
Xerox Corp. (a)	141,500	1,953
Semiconductors & Semiconductor Equipment - 4.3%
Agere Systems, Inc. Class B (a)	155,900	452
Altera Corp. (a)	36,900	838
Analog Devices, Inc.	46,500	2,123
Applied Materials, Inc. (a)	83,300	1,870
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ASML Holding NV (NY Shares) (a)	14,000	$ 281
FormFactor, Inc.	22,300	442
Intel Corp.	575,600	18,534
KLA-Tencor Corp. (a)	33,700	1,977
Lam Research Corp. (a)	26,200	846
Linear Technology Corp.	11,000	463
Maxim Integrated Products, Inc.	12,800	637
Microchip Technology, Inc.	30,000	1,001
National Semiconductor Corp. (a)	15,000	591
NPTest Holding Corp. (a)	43,800	484
NVIDIA Corp. (a)	62,100	1,444
Omnivision Technologies, Inc. (a)	4,100	227
Photronics, Inc. (a)	18,100	361
PMC-Sierra, Inc. (a)	39,500	796
Teradyne, Inc. (a)	47,500	1,209
Texas Instruments, Inc.	88,500	2,600
		37,176
Software - 5.6%
Amdocs Ltd. (a)	37,700	847
Autodesk, Inc.	77,500	1,905
BEA Systems, Inc. (a)	31,100	383
Computer Associates International, Inc.	34,000	930
Intuit, Inc. (a)	21,400	1,132
Mercury Interactive Corp. (a)	8,700	423
Microsoft Corp.	1,164,300	32,064
Oracle Corp. (a)	423,300	5,588
Siebel Systems, Inc. (a)	83,400	1,157
Symantec Corp. (a)	54,200	1,878
VERITAS Software Corp. (a)	56,400	2,096
		48,403
TOTAL INFORMATION TECHNOLOGY		162,393
MATERIALS - 3.0%
Chemicals - 1.5%
Dow Chemical Co.	151,400	6,294
Lyondell Chemical Co.	56,600	959
Olin Corp.	34,500	692
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
PPG Industries, Inc.	36,600	$ 2,343
Praxair, Inc.	65,400	2,498
		12,786
Containers & Packaging - 0.2%
Sealed Air Corp. (a)	8,300	449
Smurfit-Stone Container Corp. (a)	75,800	1,408
		1,857
Metals & Mining - 1.0%
Alcan, Inc.	11,500	537
Alcoa, Inc.	59,800	2,272
Inco Ltd. (a)	33,100	1,318
IPSCO, Inc.	1,600	30
Newmont Mining Corp.	34,100	1,658
Peabody Energy Corp.	12,200	509
Phelps Dodge Corp. (a)	30,300	2,306
United States Steel Corp.	12,500	438
		9,068
Paper & Forest Products - 0.3%
Bowater, Inc.	8,800	408
International Paper Co.	48,500	2,091
		2,499
TOTAL MATERIALS		26,210
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 4.0%
ALLTEL Corp.	16,000	745
BellSouth Corp.	194,000	5,490
CenturyTel, Inc.	23,700	773
Citizens Communications Co. (a)	234,700	2,915
Nippon Telegraph & Telephone Corp.	87	427
NTL, Inc. (a)	52,554	3,666
Qwest Communications International, Inc. (a)	299,800	1,295
SBC Communications, Inc.	389,000	10,141
Verizon Communications, Inc.	250,800	8,798
		34,250
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	125,300	1,356
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
AT&T Wireless Services, Inc. (a)	164,700	$ 1,316
Crown Castle International Corp. (a)	80,100	884
Nextel Communications, Inc. Class A (a)	119,700	3,359
SpectraSite, Inc. (a)	40,900	1,421
Sprint Corp. - PCS Group Series 1 (a)	91,700	515
		8,851
TOTAL TELECOMMUNICATION SERVICES		43,101
UTILITIES - 1.9%
Electric Utilities - 1.4%
Allegheny Energy, Inc. (a)	36,300	463
Dominion Resources, Inc.	51,600	3,294
Entergy Corp.	23,100	1,320
FirstEnergy Corp.	25,000	880
FPL Group, Inc.	33,200	2,172
PG&E Corp. (a)	100,600	2,794
TXU Corp.	28,200	669
Xcel Energy, Inc.	26,600	452
		12,044
Gas Utilities - 0.1%
Kinder Morgan, Inc.	10,200	603
Multi-Utilities & Unregulated Power - 0.4%
AES Corp. (a)	155,400	1,467
Constellation Energy Group, Inc.	38,900	1,523
Sierra Pacific Resources (a)	69,200	508
		3,498
TOTAL UTILITIES		16,145
TOTAL COMMON STOCKS (Cost $763,772)		848,298
Preferred Stocks - 0.2%
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - 0.2%
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. 7.25%	14,800	$ 1,535
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Geneprot, Inc. Series A (d)	62,000	$ 217
TOTAL PREFERRED STOCKS (Cost $1,844)		1,752
Corporate Bonds - 0.2%
	Principal Amount (000s)
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
EchoStar Communications Corp. 5.75% 5/15/08 (c)	$ 1,000	1,054
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Corning, Inc. 0% 11/8/15	800	614
Lucent Technologies, Inc. 8% 8/1/31 (c)	500	541
		1,155
TOTAL CONVERTIBLE BONDS		2,209
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
PEI Holdings, Inc. 11% 3/15/10	$ 15	$ 17
TOTAL CORPORATE BONDS (Cost $2,032)		2,226
Money Market Funds - 1.4%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	11,590,879	11,591
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	286,000	286
TOTAL MONEY MARKET FUNDS (Cost $11,877)		11,877
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $779,525)		864,153
NET OTHER ASSETS - 0.3%		2,840
NET ASSETS - 100%		$ 866,993
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,995,000 or 0.2% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $217,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc. Series A	7/7/00	$ 341
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $600,871,000 and $624,436,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $97,000 for the period.
Income Tax Information
At December 31, 2003, the fund had a capital loss carryforward of approximately $207,623,000 of which $117,416,000 and $90,207,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2003

Assets
Investment in securities, at value (including securities loaned of $273) (cost $779,525) - See accompanying schedule		$ 864,153
Cash		6
Receivable for investments sold		9,810
Receivable for fund shares sold		132
Dividends receivable		1,051
Interest receivable		21
Prepaid expenses		5
Other receivables		72
Total assets		875,250

Liabilities
Payable for investments purchased	$ 6,129
Payable for fund shares redeemed	1,203
Distributions payable	18
Accrued management fee	410
Other affiliated payables	141
Other payables and accrued expenses	70
Collateral on securities loaned, at value	286
Total liabilities		8,257

Net Assets		$ 866,993
Net Assets consist of:
Paid in capital		$ 999,849
Undistributed net investment income		143
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(217,627)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		84,628
Net Assets, for 17,700 shares outstanding		$ 866,993
Net Asset Value, offering price and redemption price per share ($866,993 ÷ 17,700 shares)		$ 48.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2003

Investment Income
Dividends		$ 11,859
Interest		409
Security lending		14
Total income		12,282

Expenses
Management fee Basic fee	$ 4,519
Performance adjustment	78
Transfer agent fees	1,414
Accounting and security lending fees	228
Non-interested trustees' compensation	3
Depreciation in deferred trustee compensation account	(2)
Custodian fees and expenses	26
Registration fees	31
Audit	51
Legal	14
Miscellaneous	8
Total expenses before reductions	6,370
Expense reductions	(222)	6,148
Net investment income (loss)		6,134
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	48,818
Foreign currency transactions	(2)
Futures contracts	751
Total net realized gain (loss)		49,567
Change in net unrealized appreciation (depreciation) on: Investment securities	136,140
Futures contracts	709
Total change in net unrealized appreciation (depreciation)		136,849
Net gain (loss)		186,416
Net increase (decrease) in net assets resulting from operations		$ 192,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,134	$ 2,896
Net realized gain (loss)	49,567	(96,196)
Change in net unrealized appreciation (depreciation)	136,849	(110,263)
Net increase (decrease) in net assets resulting from operations	192,550	(203,563)
Distributions to shareholders from net investment income	(5,991)	(2,918)
Share transactions Net proceeds from sales of shares	34,854	29,750
Reinvestment of distributions	5,189	2,501
Cost of shares redeemed	(88,716)	(101,264)
Net increase (decrease) in net assets resulting from share transactions	(48,673)	(69,013)
Total increase (decrease) in net assets	137,886	(275,494)

Net Assets
Beginning of period	729,107	1,004,601
End of period (including undistributed net investment income of $143 and undistributed net investment income of $2, respectively)	$ 866,993	$ 729,107
Other Information Shares
Sold	808	700
Issued in reinvestment of distributions	107	65
Redeemed	(2,085)	(2,379)
Net increase (decrease)	(1,170)	(1,614)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 38.64	$ 49.04	$ 56.42	$ 71.72	$ 55.66
Income from Investment Operations
Net investment income (loss) B	.34	.15	.19	.22	.18
Net realized and unrealized gain (loss)	10.34	(10.39)	(7.14)	(4.98)	22.23
Total from investment operations	10.68	(10.24)	(6.95)	(4.76)	22.41
Distributions from net investment income	(.34)	(.16)	(.23)	(.22)	(.18)
Distributions in excess of net investment income	-	-	-	(.47)	(.02)
Distributions from net realized gain	-	-	(.20)	(9.85)	(6.15)
Total distributions	(.34)	(.16)	(.43)	(10.54)	(6.35)
Net asset value, end of period	$ 48.98	$ 38.64	$ 49.04	$ 56.42	$ 71.72
Total Return A	27.65%	(20.89)%	(12.37)%	(7.16)%	40.73%
Ratios to Average Net AssetsC
Expenses before expense reductions	.82%	1.05%	.78%	.58%	.58%
Expenses net of voluntary waivers, if any	.82%	1.05%	.78%	.58%	.58%
Expenses net of all reductions	.79%	1.01%	.74%	.52%	.51%
Net investment income (loss)	.79%	.34%	.37%	.33%	.28%
Supplemental Data
Net assets, end of period (in millions)	$ 867	$ 729	$ 1,005	$ 1,242	$ 1,533
Portfolio turnover rate	80%	79%	102%	267%	309%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Annual Report

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 114,392	|
Unrealized depreciation	(39,753)
Net unrealized appreciation (depreciation)	74,639
Undistributed ordinary income	128
Capital loss carryforward	(207,623)
Cost for federal income tax purposes	$ 789,514

The tax character of distributions paid was as follows:

	December 31, 2003	December 31, 2002
Ordinary Income	$ 5,991	$ 2,918

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

2. Operating Policies - continued

Annual Report

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $303 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $221 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $1.

Annual Report

Report of Independent Auditors

To the Trustees and the Shareholders of Fidelity Trend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Trend Fund at December 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Trend Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Trend (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Trend Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Trend Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Trend. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Ramin Arani (33)
Year of Election or Appointment: 2001 Vice President of Trend. Prior to assuming his current responsibilities, Mr. Arani served as an analyst and portfolio manager at Fidelity Investments.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Trend. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Trend. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of Trend. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Trend. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Trend. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Trend. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Trend. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Trend. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Trend. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

Annual Report

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Annual Report

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund®

Discovery Fund

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

TRE-UANN-0204
1.787744.100

Item 2. Code of Ethics

As of the end of the period, December 31, 2003, Fidelity Trend Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Trend Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2003A	2002A
Fidelity Trend Fund	$41,000	$37,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$7,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2003A,B	2002A,B
Fidelity Trend Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2003A,B	2002A,B
PwC	$50,000	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2003A,B	2002A,B
Fidelity Trend Fund	$3,000	$3,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2003A,B	2002A,B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2003A,B	2002A,B
Fidelity Trend Fund	$1,900	$1,800
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2003A,B	2002A,B
PwC	$190,000	$150,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Audit Committee to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(f) According to PwC for the fiscal year ended December 31, 2003, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2003
Fidelity Trend Fund	0%

(g) For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed by PwC of $1,900,000A and $1,550,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2003A	2002A
Covered Services	$250,000	$150,000
Non-Covered Services	$1,650,000	$1,400,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Trend Fund

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	February 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	February 18, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	February 18, 2004